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                                                                  Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Restrac, Inc.'s previously filed Registration Statement on Form S-8, File Nos. 333-10609 and 333-47233.




Boston, Massachusetts
December 28, 1998